Equity	12 Months Ended
Dec. 31, 2022
EQUITY
Equity

Note 17. Equity

a)	Share capital

The following table illustrates the shareholders’ equity of the Company after being retrospectively adjusted by the share split in line with capital restructuring of the Group in conjunction with the SPAC merger consummated on August 3, 2022:

Ordinary authorized and issued shares	Number of shares	Share capital	Additional Paid-in Capital

As of January 1, 2020 (pre-recapitalization)	1,623	55,798	—
Add: Capital contribution	65	65	—
Less: Conversion	(45)	(45)	—
Subtotal	1,643	55,818	—
Recapitalization of Semantix Tecnologia (1:37.747 exchange ratio)*	60,358	—	—
As of December 31, 2020 (recapitalized)	62,000	55,818	—

As of January 1, 2021 (pre-recapitalization)	1,643	55,818	—
Recapitalization of Semantix Tecnologia (1:37.747 exchange ratio)*	60,358	—	—
As of December 31, 2021 (recapitalized)	62,000	55,818	—

As of January 1, 2022 (pre-recapitalization)	1,643	55,818	—
Recapitalization of Semantix Tecnologia (1:37.747 exchange ratio)*	60,358	(55,490)	55,490
Total - recapitalized	62,000	328	55,490
Acquisition of Alpha**	18,492	98	817,281
As of December 31, 2022	80,492	425	872,771

*	In connection with the SPAC merger, each of the Semantix Tecnologia shareholders contributed their ordinary and preferred shares into the Company in exchange for Semantix ordinary shares. In addition, each outstanding vested option to purchase Semantix Tecnologia class A preferred shares were "net exercised" in full and such net number of Semantix Tecnologia class A preferred shares was converted into a number of Semantix ordinary shares in accordance with the Exchange Ratio. Semantix Tecnologia's shareholders were issued million new ordinary shares of Semantix in exchange for the 1.6 million outstanding ordinary and preferred Semantix Tecnologia shares in accordance with the Exchange Ratio.
**	All Alpha ordinary shares outstanding were exchanged into Semantix ordinary shares. New shares were issued for an aggregate subscription price equal to the net asset value of Alpha as of August 3, 2022 (i.e., cash received from Alpha's cash held in the Trust account of R$179,037, cash received from certain private investors through Alpha of R$494,826 less the fair value of the Semantix Warrants and certain transaction costs incurred, totaling R$615,634), transaction expenses incurred by Semantix of R$13,826 and the Listing Expense of R$215,570 (refer to note 6 (ii) for more detail). The composition of the shares issued is as follows:

Share Class	Quantity of shares

Public shares	3,377,561
Founder shares	5,750,000
PIPE shares	9,364,500
Total	18,492,061

(i) Ordinary shares

The ordinary shares have a par value of $0.001 and are entitled to one vote per share in the Company’s deliberations.

b) Capital reserve and stock repurchase plan

The Group operates equity-settled stock option plan that are designed to provide long-term incentives for selected directors and employees to deliver long-term shareholder returns. Refer to note 19 for more details.

On November 22, 2022 the Board of Directors approved a Stock Repurchase Plan. Under the plan, Semantix, Inc. may repurchase up to US$5 million of ordinary shares of the Company over period of one year. As of December 31, 2022, the company purchased 112,000 shares in a total amount of US$95 (equivalent to R$508 thousand), which were acquired at an average price of US$0.85 per share, with prices ranging from US$0.68 to US$0.98.

c) Other comprehensive income

Other comprehensive income is comprised of changes in the fair value of financial derivatives assets and financial derivatives liabilities at fair value through other comprehensive income, while these financial derivatives are not realized. Also includes gains (losses) on foreign exchange variation of investees located abroad.